Exhibit 99.1

Celsus Therapeutics and Volution Immuno Pharmaceuticals Announce Completion of Acquisition and Formation of Complement C5 Inhibitor Company Akari Therapeutics Plc

NEW YORK and LONDON, September 18, 2015 (GLOBE NEWSWIRE) — Celsus Therapeutics Plc (NASDAQ: CLTX) and Volution Immuno Pharmaceuticals SA today announced that, following shareholder approval obtained at a general meeting of the shareholders of Celsus held on September 16, 2015, the previously announced acquisition by Celsus of Volution has closed. The combined company has changed its name to Akari Therapeutics, Plc and will trade on the NASDAQ Capital Market under the symbol "AKTX" beginning on September 21, 2015. Akari will focus on development and commercialization of life-transforming treatments for a range of rare and orphan autoimmune and inflammatory diseases caused by dysregulation of complement C5, including paroxysmal nocturnal hemoglobinuria (PNH) and atypical Hemolytic Uremic Syndrome (aHUS).

In connection with the acquisition, Celsus issued an aggregate of 722,345,600 ordinary shares to RPC Pharma Limited, the sole shareholder of Volution, representing 92.85% of Celsus’s outstanding Ordinary Shares immediately following the closing of the acquisition (or 91.68% of Celsus ordinary shares on a fully diluted basis).

The board of directors of the combined company is currently comprised of seven members: new directors Ray Prudo, Clive Richardson, James Hill and Stuart Ungar and existing Celsus directors Mark Cohen, Gur Roshwalb and Allan Shaw.

As previously announced on August 18th, the ratio of Celsus’s American Depository Shares (ADSs) changed from one ADS to ten (10) ordinary shares (1:10) to one ADS to one hundred (100) ordinary shares (1:100), effective as of September 17, 2015. The ratio change has the same effect as a 1-for-10 reverse split of its ADSs.

Following the closing of the acquisition, Akari expects to close the previously announced $75 million private placement entered into with a select group of investors, led by Deerfield, and including Venrock, Vivo Capital, Foresite Capital, New Enterprise Associates, QVT Financial, RA Capital Management and certain other institutional investors. The private placement values the combined entity at $150 million on a fully diluted basis prior to the completion of the private placement. The private placement is expected to close on or about September 18, 2015.

"The closing of this acquisition represents an important milestone as Akari moves forward the development of Coversin, our lead asset and potential best-in-class second generation C5 complement inhibitor," said Dr. Gur Roshwalb, Chief Executive Officer of Akari. "We look forward to advancing Coversin into Phase 2 development in patients with Paroxysmal Nocturnal Hemoglobinuria, and to address a significant unmet need in the treatment of patients resistant to eculizumab."

Dr. Ray Prudo, Executive Chairman stated “I am looking forward to building on and developing the excellent management team and innovate therapeutics at Akari.”

About Akari Therapeutics Plc

Akari is a clinical-stage biopharmaceutical company focused on the development and commercialization of innovative therapeutics to treat orphan autoimmune and inflammatory diseases. Akari’s lead drug, Coversin is a second-generation complement inhibitor that acts on complement component-C5, preventing release of C5a and formation of C5b-9 (also known as the membrane attack complex or MAC). C5 inhibition is growing in importance in a range of rare autoimmune diseases related to dysregulation of the complement component of the immune system, including paroxysmal nocturnal hemoglobinuria (PNH), atypical Hemolytic Uremic Syndrome (aHUS), and Guillain Barré syndrome (GBS).

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the business combination transaction and other contemplated transactions and the clinical development of Coversin constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "seeks," "should," "will," and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for the combined company include, but are not limited to: inability to complete the financing; liquidity and trading market for ADSs prior to and following the consummation of the business combination transaction and the financing; costs and potential litigation associated with the proposed transaction; an inability or delay in obtaining required regulatory approvals for Coversin and any other product candidates, which may result in unexpected cost expenditures; risks inherent in drug development in general; uncertainties in obtaining successful clinical results for Coversin and any other product candidates and unexpected costs that may result therefrom; failure to realize any value of Coversin and any other product candidates developed and being developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company's products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; unexpected cost increases and pricing pressures; failure to obtain the necessary shareholder approvals or to satisfy other conditions to the closing of the proposed transactions; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed transactions; and risks associated with the possible failure to realize certain benefits of the proposed transactions, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond our ability to control or predict.

For a discussion of the factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risks associated with the effect of the acquisition on our business, see “Risk Factors” beginning on page 13 of the definitive proxy statement and in other filings that we have made with the SEC in connection with the proposed transactions. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. Unless otherwise required by applicable securities laws, we do not intend, nor do we undertake any obligation, to update or revise any forward-looking statements contained in this news release to reflect subsequent information, events, results or circumstances or otherwise. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Investor & Media Contact:

Akari Therapeutics Plc

Gur Roshwalb, MD, CEO

646-350-0702

info@AkariTx.com